January 31, 2006

Supplement

SUPPLEMENT DATED JANUARY 31, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY FINANCIAL SERVICES TRUST
Dated September 30, 2005

The second and third paragraphs of the section of the Prospectus titled "Fund Management" are hereby replaced by the following:

The Fund is managed by members of the Investment Adviser's Sector Funds team.  The team consists of portfolio managers and analysts. Current members of the team primarily responsible for the day-to-day management of the Fund are Alison Williams, an Executive Director of the Investment Adviser, and Mary Jayne Maly, a Managing Director of the Investment Adviser.

Ms. Williams has been associated with the Investment Adviser in an investment management capacity since February 2001 and began managing the Fund in January 2006.  Prior to February 2001, she was an analyst covering financial stocks for UBS  Securities LLC.  Ms. Maly has been associated with the Investment Adviser in an investment management capacity since 1992 and began managing the Fund in January 2006.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

36000SPT-03